Exhibit 99.2

Interactive Intelligence, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interactive Intelligence, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith A. Midkiff, Chief Financial Officer, Corporate Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)          The Report fully  complies with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

(2)          The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Keith A. Midkiff
Keith A. Midkiff,
Chief Financial Officer, Corporate Secretary and Treasurer
August 13, 2002